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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 1999



                          VOICE CONTROL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                      001-1189                      75-1707970
(State of                 (Commission File                  (IRS employment
incorporation)                Number)                       identification no.)



                               14140 MIDWAY ROAD
                              DALLAS, TEXAS 75244
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    972-726-1200






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ITEM 1-4.     NOT APPLICABLE.

ITEM 5.       OTHER EVENTS.

              On May 10, 1999, the Company and Royal Philips Electronics of the Netherlands ("Philips") issued a joint press release attached hereto as Annex A in which the Company announced the proposed acquisition of the Company by a subsidiary of Philips. The transaction is structured as a cash tender offer followed by a cash merger.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not Applicable.

(B)      PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable.

(C)      EXHIBITS.

                  Not Applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                  Not Applicable.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VOICE CONTROL SYSTEMS, INC.



Date: May 10, 1999                        By:     /s/ Kim S. Terry
                                              ----------------------
                                                        Kim S. Terry
                                                        Vice President and
                                                        Chief Financial Officer




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         ANNEX A




AMSTERDAM, MAY 9, 1999                                                  99019

PHILIPS TO ACQUIRE VCS TO EXTEND SPEECH TECHNOLOGY LEADERSHIP INTO NORTH AMERICA

Royal Philips Electronics of the Netherlands (AEX:PHI, NYSE:PHG) and Voice Control Systems, Inc of the United States (NASDAQ:VCSI) announced today that they have signed a definitive merger agreement for Philips to acquire all of the outstanding shares of VCS for $4.00 per share, for a total transaction value of approx. $59 million. VCS will become a key part of Philips Speech Processing, a business unit of Philips Business Electronics. Senior members of the VCS management team will play leading roles in the new merged company.

The transaction is structured as a cash tender offer followed by a cash merger to acquire any shares not previously tendered. Philips expects to commence its cash tender offer on Friday May 14, 1999. The cash tender offer is subject to Philips receiving at least a majority of the fully diluted shares of VCS in the tender offer, as well as receipt of customary regulatory approvals.

"I am proud to announce this acquisition since speech technology is of strategic importance to Philips," said Fred Bok, President and CEO of Philips Business Electronics Division. "By joining forces, VCS's experienced staff and proven products truly complement Philips Speech Processing's product and services offering and will put Philips in a unique position in the industry. Philips now offers the widest spectrum of speech recognition technologies, ranging from simple voice commands to full natural dialogue capabilities in the main markets."

VCS was one of the first companies to enter the speech technology market about two decades ago. VCS is a leading company for small vocabulary, highly robust speech technology in the telephony environment, especially for IVR (Interactive Voice Response) applications. VCS has an extensive installed base, centered in North America, extending into Europe, Asia-Pacific and Latin America. It is also a leading provider of speech enhanced auto attendants.

VCS will expand Philips' technology portfolio with over 50 languages. Philips will now be able to offer to its customers the broadest range of languages in the industry. "Through this acquisition, we can really offer our customers a one-stop-shop portfolio", said Ron van den Bos, President and CEO of Philips Speech Processing. "It fully supports our strategy to offer world-class products and services. VCS's patents relating to voice dialing and speaker verification will further strengthen our position in the telecommunications and automotive markets."

"Philips' technology will be a welcome expansion for our installed base of over
2.5 million recognizers", said Peter Foster, Board Member of VCS. "We believe that VCS's partners and customers will greatly benefit from the combined product offerings and Philips long-term commitment to speech technologies."

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ABOUT THE COMPANIES

PHILIPS SPEECH PROCESSING IS A PIONEER AND ONE OF THE GLOBAL MARKET LEADERS IN SPEECH RECOGNITION, NATURAL DIALOGUE AND LANGUAGE UNDERSTANDING TECHNOLOGIES. A DEVELOPER OF VOICE ENABLED TELEPHONY APPLICATIONS, PHILIPS HAS A LARGE INSTALLED BASE OF SPEECH RECOGNITION AND NATURAL DIALOGUE SYSTEMS IN EUROPE AND IS A MAJOR SPEECH TECHNOLOGY PROVIDER IN NORTH AMERICA. ITS NATURAL DIALOGUE PLATFORM SPEECHMANIA AND SPEECHPEARL SPEECH RECOGNITION ENGINES ARE USED FOR BANKING, TRAVEL, AUTO ATTENDANTS SPEECH PORTALS AND WHITE AND YELLOW PAGES AUTOMATION. PHILIPS HAS MORE THAN 40 YEARS EXPERIENCE IN THE DEVELOPMENT AND MARKETING OF SPEECH PRODUCTS AND DEVELOPED THE FIRST COMMERCIALLY AVAILABLE PC BASED NATURAL, CONTINUOUS SPEECH RECOGNITION ENGINE FOR SPEECH TO TEXT APPLICATIONS IN 1993. PHILIPS' LINE OF END USER SOFTWARE (FREESPEECH 98 AND FREESPEECH 2000 FOR SOHO AND CONSUMER MARKETS, AND SPEECHPRO FOR THE PROFESSIONAL DICTATION USERS) IS AVAILABLE IN 16 LANGUAGES AND ITS VOCON SPEECH RECOGNIZER FOR EMBEDDED SYSTEMS HAS BEEN SUCCESSFULLY INTEGRATED IN CONSUMER ELECTRONICS PRODUCTS AND DEVICES. PHILIPS HAS SET UP SPEECHSOLUTIONS DESIGN CENTERS AROUND THE GLOBE, SUPPORTING R&D AND THE ESTABLISHMENT OF INDUSTRY STANDARDS, AND IS A MEMBER IN VARIOUS STANDARDIZATION BODIES SUCH AS ECTF, SAPI, HAVI, HOMEAPI, VXML, W3C AND VOICETIMES. INTERNET:
WWW.SPEECH.PHILIPS.COM.

VCS IS A LEADING SPEECH SOFTWARE PLATFORM PROVIDER, OFFERING VOCABULARIES IN OVER 50 LANGUAGES WITH MORE THAN 2.5 MILLION SPEECH RECOGNIZERS, INCLUDING 500,000 IN TELECOM, INSTALLED IN 30 COUNTRIES. SPEECH-DRIVEN APPLICATIONS USING VCS PRODUCTS ARE USED TODAY IN TELECOMMUNICATIONS, AUTOMOTIVE AND CONSUMER ELECTRONICS TO ENABLE COMPUTERS AND ELECTRONIC DEVICES TO UNDERSTAND AND PROCESS HUMAN SPEECH. VCS IS HEADQUARTERED IN DALLAS, TEXAS, WITH REGIONAL OFFICES IN CAMBRIDGE, MASSACHUSETTS, SAN JOSE, CALIFORNIA, AND PORTSMOUTH, ENGLAND. THE COMPANY'S STOCK IS TRADED ON THE NASDAQ NATIONAL MARKET SYSTEM UNDER THE SYMBOL VCSI. FOR MORE INFORMATION VISIT THE COMPANY'S WEB SITE AT HTTP://WWW.VOICECONTROL.COM.

For further information:

Philips Media Relations
Alison Screeton, tel: +31 20 59 77216

VCS
Kim Terry, tel: +1 972 726 1200



ROYAL PHILIPS ELECTRONICS OF THE NETHERLANDS IS ONE OF THE WORLD'S BIGGEST ELECTRONICS COMPANIES AND EUROPE'S LARGEST, WITH SALES OF US$ 33.9 BILLION IN 1998. IT IS A GLOBAL LEADER IN COLOR TELEVISION SETS, LIGHTING, ELECTRIC SHAVERS, COLOR PICTURE TUBES FOR TELEVISIONS AND MONITORS, AND ONE-CHIP TV PRODUCTS. ITS 228,800 EMPLOYEES IN MORE THAN 60 COUNTRIES ARE ACTIVE IN THE AREAS OF LIGHTING, CONSUMER ELECTRONICS, DOMESTIC APPLIANCES, COMPONENTS, SEMICONDUCTORS, MEDICAL SYSTEMS, BUSINESS ELECTRONICS, AND IT SERVICES (ORIGIN). PHILIPS IS QUOTED ON THE NYSE, LONDON, FRANKFURT, AMSTERDAM AND OTHER STOCK EXCHANGES.
NEWS FROM PHILIPS IS LOCATED AT WWW.NEWS.PHILIPS.COM




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